SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

CRYO-CELL International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23386	22-3023093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3165 McMullen Booth Road, Bldg. B, Clearwater, FL	33761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 450-8000

Not applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure.

Press release dated January 29, 2004 as Exhibit 99.1 is incorporated by reference.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit No. 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC. (Registrant)

Date: February 2, 2004	By:	/s/ Jill M. Taymans

	Name:	Jill M. Taymans
	Title:	Vice President, Finance

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT
99.1	Press Release dated January 30, 2004.